Exhibit 99.1




            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



    In connection with the Auarterly Report on Form 10-K of Diacrin, Inc. (the "Company") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Thomas H. Fraser, President and Chief Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 26, 2003                           /s/  Thomas H. Fraser
                                              -----------------------
                                                    Thomas H. Fraser
                                                    President and
                                                    Chief Executive Officer